Exhibit 10.3

SCHEDULE “C”

COMMON SHARE PURCHASE WARRANT CERTIFICATE

No. W -____________

Certificate for ______________ Warrants

NOT EXERCISABLE AFTER 5:00 P.M.,

EASTERN STANDARD TIME, ON JANUARY 29, 2026

ELYS GAME TECHNOLOGY, CORP.

(the “Corporation")

COMMON STOCK PURCHASE WARRANT CERTIFICATE

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _______________, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the fifth year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from the Corporation, up to ___________ shares of Common Stock (subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant issued pursuant to a Subscription Agreement (the “Subscription Agreement”) entered into as of the Initial Exercise Date between the Corporation and the initial Holder.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement, dated January 29, 2023, among the Corporation and the Purchaser.

Section 2. Exercise.

(a)                Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Corporation (or such other office or agency of the Corporation as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Corporation) of a duly executed copy of the Notice of Exercise Form the form of which is annexed hereto as Appendix “D”. Within two Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary (although the Holder may surrender the Warrant to, and receive a replacement Warrant from the Corporation), the Holder shall not be required to physically surrender this Warrant to the Corporation until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Corporation for cancellation within two Trading Days of the date the final Notice of Exercise is delivered to the Corporation. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Corporation shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Corporation shall deliver any objection to any Notice of Exercise Form within one Trading Day of delivery of such notice. The Holder by acceptance of this Warrant or any transferee, acknowledges and agrees that, by reason of the provisions of this Section 2(a), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)                  Exercise Price. The initial exercise price per share of the Common Stock under this Warrant shall be equal to the volume weighted average price per share (calculated to the nearest one-hundredth of one cent) of the Company common stock on the Nasdaq stock market for the period of twenty consecutive trading days beginning on the twenty-third trading day immediately preceding the Closing Date and concluding at the close of trading on the third trading day immediately preceding the Closing Date, subject to adjustment under Section 3 (the “Exercise Price”).

(c)                Cashless Exercise. Other than as provided for in Section 2(f), if at any time after the six month anniversary of the Initial Exercise Date, there is no effective Registration Statement covering the resale of the Warrant Shares by the Holder (or the prospectus does not meet the requirements of Section 10 of the Securities Act), then this Warrant may also be exercised at the Holder’s election, in whole or in part and in lieu of making the cash payment otherwise contemplated to be made to the Corporation upon such exercise, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the number obtained by dividing [(A - B) times (C)] by (A), where:

(A) = the greater of (i) the arithmetic average of the VWAPs for the five consecutive Trading Days ending on the date immediately preceding the date on which the Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise (or Mandatory Exercise Notice) or (ii) the VWAP for the Trading Day immediately prior to the date on which the Holder makes such “cashless exercise” election (or the date prior to the Corporation issuing a Mandatory Exercise Notice);

(B) = the Exercise Price of this Warrant, as adjusted hereunder, at the time of such exercise; and

(C) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise;

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if no volume weighted average price of the Common Stock is reported for the Trading Market, the most recent reported bid price per share of the Common Stock, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Corporation agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, if on the Termination Date (unless the Holder notifies the Corporation otherwise) if there is no effective Registration Statement covering the resale of the Warrant Shares by the Holder, then this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

“Trading Market” means the stock exchange or market in the United States on which the Common Shares are listed or quoted.

“Trading Days” means a date on which a Trading Market is open for the conduct of trading.

(d)                Partial Exercise. Upon the exercise of less than all of the Warrants to purchase the Common Shares evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate in respect of the Warrants not exercised.

(e)                Acceleration. If at any time after the Initial Exercise Date, there is an effective Registration Statement registering, or a current prospectus available for, the resale of the Warrant Shares by the Holder and the closing price of the Company’s Common Shares exceeds two hundred (200%) per cent of the Exercise Price for a period of five (5) trading days in a thirty (30) day period, the Corporation may accelerate the time in which to exercise the Warrants by giving at least ten (10) business days prior written notice to the Holder of such acceleration and the Holder may exercise the Warrants prior to the date specified in such notice of acceleration.

(f)	Mechanics of Exercise.

(i)                 Delivery of Certificates Upon Exercise. Certificates for the shares of Common Stock purchased hereunder shall be transmitted to the Holder by the Transfer Agent by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Corporation is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise and Rule 144 is available, or otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is two Trading Days after the latest of (A) the delivery to the Corporation of the Notice of Exercise and (B) payment of the aggregate Exercise Price as set forth above (unless by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Corporation of the Exercise Price (or by cashless exercise, if permitted). The Corporation understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Corporation agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $10 per Trading Day (increasing to $20 per Trading Day after the fifth Trading Day) after the Warrant Share Delivery Date for each $1,000 of the value of the Warrant Shares for which this .

Warrant is exercised (based on the Exercise Price) which are not timely delivered. In no event shall liquidated damages for any one transaction exceed $1,000 for the first 10 Trading Days. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Corporation, whereupon the Corporation and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Corporation or the date the Warrant Shares are delivered to the Holder, whichever date is earlier.

(ii)               Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Corporation shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant. Unless the Warrant has been fully exercised, the Holders shall not be required to surrender this Warrant as a condition of exercise.

(iii)             Rescission Rights. If the Corporation fails to deliver the Warrant Shares or cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(f)(i) by the Warrant Share Delivery Date, then the Holder will have the right, at any time prior to issuance of such Warrant Shares, to rescind such exercise.

(iv)              No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Corporation shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(v)                Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate including any charges of any clearing firm, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise. The Corporation shall (A) pay the reasonable legal fees of the Holder’s choice (in an amount not to exceed $500 per opinion, and not more often than once per week) in connection with the exercise of the Warrants, (B) cause its attorneys to promptly provide any reliance opinion to the Transfer Agent, and (C) pay the Holder the sums required under Section 2(f)(iv).

(vi)              Closing of Books. The Corporation will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

(a)                Stock Dividends and Splits. If the Corporation, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon exercise of this Warrant or pursuant to any of the other Transaction Documents), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the

Corporation, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)                Subsequent Equity Sales. If and whenever on or after the Initial Exercise Date, the Corporation issues or sells, or in accordance with this Section 3 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation, issued or sold or deemed to have been issued or sold) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the Base Share Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the Base Share Price under this Section 3(b)), the following shall be applicable:

(i)                 Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share.

(ii)               Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share.

(iii)             Change in Option Price or Rate of Conversion. “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b)(iii) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv)              Calculation of Consideration Received. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the arithmetic average of the VWAPs of such security for each of the five Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the Holder. If such parties are unable to reach agreement within 10 days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five Trading Days after the 10th day following such Valuation Event by an independent, reputable appraiser jointly selected by the Corporation and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error. If such appraiser’s valuation differs by less than 5% from the Corporation’s proposed valuation, the fees and expenses of such appraiser shall be borne by the Holder, and if such appraiser’s valuation differs by more than 5% from the Corporation’s proposed valuation, the fees and expenses of such appraiser shall be borne by the Corporation.

(v)                Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(vi)              Notwithstanding the foregoing, this Section 3(b) shall not apply to any Exempt Issuances.

(c)                Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. Notwithstanding the foregoing, no Purchase Rights will be made under this Section 3(c) in respect of an Exempt Issuance.

(d)                Pro Rata Distributions. If the Corporation, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(d)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e)                Fundamental Transaction.

(i)                 If, at any time while this Warrant is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions engages in any Fundamental Transaction, as defined in the Debenture Agreement, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation on the exercise of this Warrant), at the option of the Holder the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Corporation shall not effect a Fundamental Transaction unless it gives the Holder at least 10 Trading Days prior notice together with sufficient details so the Holder can make an informed decision as to whether it elects to accept the Alternative Consideration. If a public announcement of the Fundamental Transaction has not been made, the notice to the Holder may not be given until the Corporation files a Form 8-K or other report disclosing the Fundamental Transaction.

(ii)               Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, provided that the Warrant Shares are not registered under an effective registration statement, the Corporation or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction or (ii) the positive difference between the cash per share paid in such Fundamental Transaction minus the then in effect Exercise Price. “Black Scholes Value” means the value of the unexercised portion of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg L.P. as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.

(iii)             If Section 3(e)(i) and (ii) are not applicable, the Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor to assume in writing all of the obligations of the Corporation under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(f)(iii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant prior to such Fundamental Transaction (without regard to any limitation on the exercise of this Warrant), and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(f)                 Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g)                Notice to Allow Exercise by the Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall deliver to the Holder at its last address as it shall appear upon the Warrant Register of the Corporation, at least 5 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to email such notice or any defect therein or in the emailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries (as determined in good faith by the Corporation), the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(h)                Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Corporation shall promptly email to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment. The Holder may supply an email address to the Corporation and change such address.

Section 4. Transfer of Warrant.

(a)                  Transferability. Subject to compliance with any applicable securities laws and the provisions of the Subscription Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Corporation or its designated agent, together with a written assignment of this Warrant substantially in the form annexed hereto as Appendix “E” duly executed by the Holder or its agent or attorney. Upon such surrender, the Corporation shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new Holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)                 New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Corporation, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c)                  Warrant Register. The Corporation shall register this Warrant, upon records to be maintained by the Corporation for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Corporation may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

(a)                  No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Corporation prior to the exercise hereof other than as explicitly set forth in Section 3.

(b)                 Loss, Theft, Destruction or Mutilation of Warrant. The Corporation covenants that upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate. In no event shall the Holder be required to deliver a bond or other security.

(c)                  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d)	Authorized Shares.

Except and to the extent as waived or consented to by the Holder, the Corporation shall not by any action, including, without limitation, amending its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Corporation will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Corporation to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Corporation shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)                  Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

(f)                  Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered or if not exercised on a cashless basis when Rule 144 (or any successor law or rule) is available, may have restrictions upon resale imposed by state and federal securities laws.

(g)                 Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Corporation willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Corporation shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h)                 Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Corporation shall be delivered in accordance with the notice provisions of the Subscription Agreement.

(i)                   Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

(j)                   Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate or that there is no irreparable harm and not to require the posting of a bond or other security.

(k)                 Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Corporation and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder of Warrant Shares.

(l)                   Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Corporation and Holders of 75% of the outstanding Warrants issued pursuant to the Subscription Agreement.

(m)               Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)                 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ELYS GAME TECHNOLOGY CORP.

By:

Name: Michele Ciavarella

Title: Executive Chairman

SCHEDULE “D”

U.S. SUBCRIBERS

CONFIRMATION OF APPLICABLE PORTION OF ACCREDITED INVESTOR DEFINITION

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

ELYS GAME TECHNOLOGY, CORP.

(The “Corporation”)

The purpose of this Statement is to obtain information relating to whether or not you are an accredited investor as defined in Securities and Exchange Regulation D as well as your knowledge and experience in financial and business matters and to your ability to bear the economic risks of an investment in the Corporation.

As used in Regulation D, the following terms shall have the meaning indicated:

a.       Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1.       Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.       Any private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

3.       Any organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.       Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.       Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the person’s primary residence, but including any excess liability between the value of the residence and the amount of any obligation(s) thereon;

6.       Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.       Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8.       Any entity in which all of the equity owners are accredited investors.

1.       Name, Home Address and Telephone Number:

________________________________________________________________________

Name

________________________________________________________________________

Address

Telephone (_____) ______________________________

2.       Residence

(a)       If an individual, what is your principal place of residence?

__________________________________________________________________

__________________________________________________________________

(b)       If not an individual:

(1)       Where is your principal place of business?

____________________________________________________________

____________________________________________________________

(2)       Where are your executive headquarters?

____________________________________________________________

____________________________________________________________

(3)       If a partnership, in which states(s) does (do) each of your partners reside?

____________________________________________________________

____________________________________________________________

(4)       If a corporation, what is your state of incorporation?

____________________________________________________________

____________________________________________________________

(5)       If a trust, in which state(s) does (do) each of the beneficiaries reside?

____________________________________________________________

____________________________________________________________

3.       Business or occupation (including title):

________________________________________________________________________

________________________________________________________________________

4.       Educational background (level, degrees completed):

________________________________________________________________________

5.       Net Worth, Partners' Capital or Total Assets (check one):

_____ $5,000,000 or more

_____ $1,000,000-$5,000,000

_____ Less than $1,000,000

6.       For individual or married persons only - Gross income for each of the last 2 years (check one):

_____ $300,000 or more

_____ $200,000 - $300,000

_____ Less than $200,000

Is this income amount combined with that of your spouse? Yes _____ No _____

Do you expect to reach the same level of income in the current year? Yes ______ No _____

7.       In connection with my investment activities, I utilize the services of the following attorney, accountant or other advisor to assist me in analyzing investment opportunities:

(a)       Name of advisor: ______________________________________

(b)       Position or occupation: _________________________________________________

(c)       Business address: _____________________________________________________

_____________________________________________________

8.       Personal data:

Age: _______________________

Marital Status: _______________

Number of dependents: ________

9.       I am an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D. _______________ (Initials)

10.       I have adequate means of providing my current needs, and possible personal contingencies, and have no need for liquidity in an investment in the Corporation. _______________ (Initials)

11.       I, together with my advisors, have specific knowledge and experience in related financial and business matters so as to be capable of evaluating the relative economic and operational merits and risks of an investment in the stock. _______________ (Initials)

12.       I hereby certify that I have answered the foregoing questions to the best of my knowledge and that my answers hereto are complete and accurate. _______________ (Initials)

_______________________________

Name (Please Print)

_______________________________ ____________________________

Signature Date

SCHEDULE “E”

CANADIAN SUBCRIBERS

TO BE COMPLETED BY SUBSCRIBERS UNDER ACCREDITED INVESTOR EXEMPTION

ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of Debentures of the Corporation by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Schedule E), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.       The Subscriber is resident in the jurisdiction as set forth on the face page of this Subscription Agreement or is subject to the securities laws of such jurisdiction;

2.       The Subscriber is purchasing the Debentures as principal for its own account or a fully managed account;

3.       The Subscriber is an “accredited investor” within the meaning of National Instrument 45 106 entitled “Prospectus Exemptions”, section 73.3(2) of the Securities Act (Ontario) and the regulations promulgated thereunder, by virtue of satisfying the indicated criterion as set out in Appendix 1 to this Accredited Investor Certificate;

4.       The Subscriber was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the attached Appendix 1 of this Schedule E;

5.       Upon execution of this Schedule E by the Subscriber, this Schedule E shall be incorporated into and form a part of the Subscription Agreement; and

6.       The Subscriber acknowledges that he has requested and is satisfied that this Subscription Agreement and all documentation related thereto be drawn up in the English language. Le soussigné reconnaît qu’il a exigé que cette contrat d’abonnement ainsi que toutes les autres documents qui s’y rattachent soit rédigé et exécuté en anglais et s’en déclare satisfait.

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing Date. If any such representations and warranties shall not be true and accurate prior to Closing Date, the Subscriber shall give immediate written notice of such fact to the Corporation.

Dated: _________________________________________, 2023.

Print name of Subscriber

By:

Signature

Print name of Signatory (if different from Subscriber)

Title:

IMPORTANT: PLEASE MARK THE CATEGORY OR CATEGORIES

IN APPENDIX 1 ON THE NEXT PAGE THAT DESCRIBES YOU.

APPENDIX 1

(CANADIAN SUBSCRIBER)

CONFIRMATION OF APPLICABLE PORTION OF ACCREDITED INVESTOR DEFINITION

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in section 1.1of the National Instrument 45-106, in the Province of Ontario in section 73.3(1) of the Securities Act (Ontario) and regulations promulgated thereunder, means:

____ (a) a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada) (and, in Ontario, a Schedule I, II or III bank); or

____ (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

____ (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by Directors of that subsidiary; or

____ (d) a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer; or

____ (e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

____ (e.1) an individual formerly registered under the securities legislation of a province, territory or other permissible jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

____ (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada; or

____ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec; or

____ (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

____ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

____ (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

(Note: if an individual qualifies as an accredited investor under this category (j), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

____ (j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; or

____ (k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

(Note: if an individual qualifies as an accredited investor under this category (k), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialed.)

____ (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

(Note: if an individual qualifies as an accredited investor under this category (l), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

____ (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

____ (n) an investment fund that distributes or has distributed its securities only to

____ (a) a person that is or was an accredited investor at the time of the distribution, or

____ (b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

____ (c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

____ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebéc, the securities regulatory authority, has issued a receipt; or

____ (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

____ (q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, or

____ (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

____ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

____ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; or

(Note: if you are purchasing as an individual, accredited investors paragraph (k) above must be initialed rather than paragraph (t))

____ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

____ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebéc, the regulator as

____ (a) an accredited investor, or

____ (b) an exempt purchaser in Alberta or British Columbia after September 14, 2005; or

____ (w) a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

[The remainder of this page has been left blank intentionally.]

APPENDIX 2

FORM 45-106F9

RISK FORM ACKNOLWELDGEMENT FOR INDIVIDUAL ACCREDITED INVESTORS

(CANADA)

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: [Instruction: Include a short description, e.g., common shares] 12% Convertible Debentures with Warrants	Issuer: ELYS GAME TECHNOLOGY, CORP.
Purchased from: [Instruction: Indicate whether securities are purchased form the issuer or a selling security holder.] ELYS GAME TECHNOLOGY, CORP.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the sales person is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistgered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the sales person identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The sales person is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

[Insert name of issuer/selling security holder] ELYS GAME TECHNOLOGY, CORP.

[Insert address of issuer/selling security holder] Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K5

[Insert contact person name, if applicable] Mike Ciavarella

[Insert telephone number] (561) 838-3325

[Insert email address] m.ciavarella@elysgame.com

[Insert website address, if applicable]: www.elysgame.com

For investment in an investment fund

[Insert name of investment fund]

[Insert name of investment fund manager]

[Insert address of investment fund manager]

[Insert telephone number of investment fund manager]

[Insert email address of investment fund manager]

[If investment is purchased from a selling security holder, also insert the name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

APPENDIX "A"

FORM OF REDEMPTION NOTICE

TO: Holders of Convertible Secured Debentures (the "Debentures") of ELYS GAME TECHNOLOGY, CORP. (the "Corporation")

AND TO: BEARD WINTER LLP

Note: All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

Notice is hereby given pursuant to Section 2.9 of the convertible debenture indenture (the "Indenture") dated as of January 30, 2023 to the holders and Beard Winter LLP (the "Counsel to Elys Game Technology, Corp."), that the aggregate principal amount of $[________________] of the $[_______________] of Debentures outstanding will be redeemed as of [___________________] (the "Redemption Date"), upon payment of a redemption amount of $1,000 for each $1,000 principal amount of Debentures, plus an amount equal to 12% of the principal amount then owing being equal to the aggregate of $[___________________] (the " Redemption Price").

The Redemption Price will be payable upon presentation and surrender of the Debentures called for redemption at the following corporate trust office:

Beard Winter LLP

Suite 701, 130 Adelaide St. W.

Toronto, Ontario, M5H 2K4

Attention: Julian Doyle, Partner

The interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Redemption Price shall not be made on presentation for surrender of such Debentures at the above-mentioned corporate trust office on or after the Redemption Date or prior to the setting aside of the Redemption Price pursuant to the Indenture. The Redemption Price plus all accrued and unpaid interest on the Debenture will be paid in cash.

DATED:

ELYS GAME TECHNOLOGY, CORP.

By:

Michele Ciavarella

Executive Chairman

APPENDIX "B"

FORM OF NOTICE OF CONVERSION

TO: ELYS GAME TECHNOLOGY, CORP.

AND TO: BEARD WINTER LLP

Note: All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

The undersigned registered holder of Convertible Secured Debentures in the principal amount of $[___________] bearing Certificate No. D-[____] irrevocably elects to convert such Debentures (or $[______________] principal amount thereof) in accordance with the terms of the convertible debenture indenture (the "Indenture") dated as of January 30, 2023 to ELYS GAME TECHNOLOGY, CORP. and Beard Winter, LLP, as Counsel to Elys Game Technology, Corp. referred to in such Debentures and tenders herewith the Debentures, and, if applicable, directs that the Shares of ELYS GAME TECHNOLOGY, CORP. issuable upon a conversion be issued and delivered to the Person indicated below. (If Shares are to be issued in the name of a Person other than the holder, all requisite transfer taxes must be tendered by the undersigned).

Dated:

(Signature of Registered Holder)

(SSN/TIN/EIN/SIN or Other Identification Number of Registered Holder)

If less than the full principal amount of the Debentures being converted, indicate in the space provided the principal amount (which must be a multiple of $1,000), and the undersigned requests that a new Debenture representing the principal not converted be issued and delivered as follows:

NOTE: If Shares are to be issued in the name of a Person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or by a member of an acceptable Medallion Guarantee Program. The Guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED".

(Print name in which Shares are to be issued, delivered and registered)

Name:

Address:

City, Province and Postal Code

(SSN/TIN/EIN/SIN or Other Identification Number of Registered Holder)

Name of Guarantor:

Authorized signature:

Printed Name:

APPENDIX “C”

FORM OF ASSIGNMENT - DEBENTURE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto , whose address and social insurance number, if applicable, are set forth below, this Debenture number D-_____ (or $______________ principal amount hereof) (*or a portion of the principal amount as set forth below) of Elys Game Technology, Corp. standing in the name(s) of the undersigned in the register maintained by Counsel to Elys Game Technology with respect to such Debenture and does hereby irrevocably constitute and appoint the attorney of the undersigned to transfer such Debenture, or portion thereof as set forth herein, in such register, with full power of substitution in the premises.

*If less than the full principal amount of the within Debenture is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple thereof, unless you hold a Debenture in a non-integral multiple of 1,000, in which case such Debenture is transferable only in its entirety) to be transferred.

Amount of Partial Transfer: $______________________ (multiple of $1,000 only)

Dated:

Address of Transferee:

(Street Address, City, Province and Postal Code)

Social Insurance Number of Transferee, if applicable:

1.	The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by a Canadian chartered bank or trust company or by a member of an acceptable Medallion Guarantee Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED".

2.	The registered holder of this Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.

Signature of Guarantor

Authorized Officer Signature of transferring registered holder

Name of Institution:

APPENDIX “D”

NOTICE OF EXERCISE

TO: Elys Game Technology Corp.

(1)               The undersigned hereby elects to purchase _________________ Warrant Shares of the Corporation pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)               Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)               Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

SIGNATURE OF HOLDER

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

APPENDIX “E”

FORM OF ASSIGNMENT - WARRANT

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

Elys Game Technology Corp.

FOR VALUE RECEIVED, all of or shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated: ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.